SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report: (Date of earliest event reported): March 31, 1999




                              Oxford Capital Corp.
              -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                    2-98747-D
                             ----------------------
                            (Commission file number)

         Nevada                                              87-0421454
---------------------------                       ------------------------------
(State or other jurisdiction                     (I.R.S. Employer Identification
of incorporation)                                 Number)


          4245 North Central Expressway, Suite 300, Dallas, Texas 75205
          --------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                                 (214) 520-0100
               --------------------------------------------------
              (Registrant's telephone number, including area code)


          --------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2 - ACQUISITION OR DISPOSITION OF ASSETS

On March 31, 1999, Oxford Capital Corp. (the "Company") completed the sale of the principal assets of two wholly-owned subsidiaries, Crest Outsourcing, Inc. ("Crest") and Webster Leasing, Inc. ("Webster"). The Crest assets were sold to US Personnel V L.P. ("USP"). The Webster assets were sold to Brae Leasing LLC ("Brae").

In addition to the sale of the Crest and Webster assets, the Company has entered into agreements in principal with respect to (1) the sale of the assets and assumption of certain liabilities of PRC Enterprises, Inc. ("PRC") by US Personnel VI L.P. ("USP VI") effective April 30, 1999, and (2) the sale of the principal assets of Rx Staffing Corporation ("Rx Staffing") to Brae effective June 30, 1999. USP effectively took over active control and management of the operations of Crest, Webster and Rx Staffing, on March 1, 1999, including the hiring of substantially all of the employees of these three businesses.

With respect to the sale of Crest and Webster, the Company sold the customer list of each business and related contracts and agreements, and retained substantially all other current and non-current assets and liabilities. The acquired assets of Crest and Webster were purchased for $343,500 and $2,239,500, respectively, with 25% paid in cash at closing and the balance in the form of a note to be paid over 54 months. The notes bear interest at the rate of 7.75% and are unsecured. The respective purchase prices were essentially based upon the acquirers valuation of current and future worksite employee profitability. USP VI will hire substantially all of the employees of PRC in connection with the pending sale of PRC.

Rx Staffing entered into a Subservice Agreement effective March 1, 1999, under which Brae will perform the operations necessary to serve the clients of Rx Staffing until the intended closing on June 30, 1999. During this four-month period the Company will receive weekly payments of $750 as part of the consideration for the assets sold. The sale is subject to receipt of Internal Revenue Service approval. Upon final closing, the Company will receive additional consideration of approximately $267,000, which will be paid to the Internal Revenue Service under a to be negotiated agreement.

With respect to the pending sale of PRC, as consideration USP VI will assume the Company's $4,500,000 obligation, plus accrued interest, to PRC that arose in connection with the Company's acquisition of PRC effective September 1, 1997. Such obligation is currently in default due to the Company's failure to meet certain debt service requirements.

ITEM 7 FINANCIAL STATEMENTS AND EXHIBITS

     (b)  Pro Forma Financial Information.
                                                                           Page
                                                                          ------

        -  Introduction to pro forma financial information                   5

        -  Unaudited pro forma consolidated balance sheet as of
           December 31, 1998                                                 6

        -  Unaudited pro forma  consolidated statement of operations
           for the six months ended December 31, 1998                        8

        -  Unaudited pro forma consolidated statement of operations
           for the year ended June 30,1998                                   9

        - Notes to unaudited pro forma combined financial statements        10

     (c)  Exhibits

          2.1 Asset Purchase Agreement dated March 31, 1999 between U.S. Personnel V L.P., Crest Outsourcing, Inc., El Dorado Staff Leasing, Inc. and Oxford Capital Corp.

          2.2 Asset Purchase Agreement dated March 31, 1999 between Brae Leasing LLC, Webster Leasing, Inc. and Oxford Capital Corp.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         OXFORD CAPITAL CORP.


                                         By:   /s/ Robert E. Cheney
                                            ---------------------------------
                                         Robert E. Cheney
                                         Chairman and Chief Executive Officer


Date: April 29, 1999

                INTRODUCTION TO PRO FORMA FINANCIAL INFORMATION

     The following unaudited pro forma consolidated balance sheet at December 31, 1998 and the unaudited pro forma consolidated statements of operations for the six months ended December 31, 1998 and the year ended June 30, 1998 are derived from Oxford Capital Corp.'s (the "Company") historical financial statements and are presented to reflect the effects of the following events:

     1. The consummation, on March 31, 1999, of the sale of the principal operating assets of two wholly-owned subsidiaries, Crest Outsourcing, Inc. ("Crest") and Webster Leasing, Inc. ("Webster").

     2. The pending sale of the assets, and assumption of liabilities, of PRC Enterprises, Inc. ("PRC") scheduled to close April 30, 1999.

     3. The pending sale of the principal assets of Rx Staffing Corporation ("Rx Staffing"), scheduled to close June 30, 1999.

     The unaudited pro forma statements of operations set forth below give effect to the Crest and Webster sale, as well as the pending PRC and Rx Staffing sales, as if the closing of those sales had occurred at July 1, 1997. The unaudited pro forma balance sheet gives effect to the sale and the pending sales as if the closing of those sales had occurred at the balance sheet date.

     The Crest and Webster sales were consummated on March 31, 1999 for $343,500 and $2,239,500, respectively, with 25% paid in cash at closing and the balance payable in periodic installments pursuant to a 54 month promissory note with interest at 7.75%.

     The PRC sale is scheduled to close on April 30, 1999 with the acquirer assuming an existing $4.5 million note owed by the Company relating to the original acquisition of PRC.

     The Rx Staffing sale is scheduled to close on June 30, 1999, subject to receipt of approval from the Internal Revenue Service. Upon closing of the sale of Rx Staffing's assets, the Company will receive $267,000 which will be paid directly to the IRS under a proposed settlement agreement relating to payroll tax liability of Rx Staffing. Under the terms of the Rx Staffing sale, the acquirer assumed control of the operations of Rx Staffing and is paying the Company $750 per week pending closing of the sale.

     This pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the sale and proposed sales had been consummated at the dates assumed for purposes hereof, nor is it necessarily indicative of future operating results or financial position.

                              OXFORD CAPITAL CORP.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                             AS OF DECEMBER 31, 1998


                                                                Divested          Pro Forma
                                            Historical        Businesses        Adjustments             Pro Forma
                                           ------------      ------------      -------------           -----------

ASSETS:
------
Current Assets:
    Cash                                   $    103,666       $ (94,233)  (1e)                         $ 655,183
                                                                 645,750  (1a)
    Accrued payroll receivable                2,050,815      (2,050,815)  (1e)                                 -
    Accounts receivable, clients                994,830        (596,852)  (1e)                           397,978
    Other current assets                        125,183         (44,361)  (1e)                            80,822
                                             -----------     -----------                              ----------

        Total Current Assets                  3,274,498      (2,140,511)                               1,133,987
                                             -----------     -----------                              ----------
Fixed Assets
    Furniture, fixtures and equipment           806,833        (213,797)  (1e)                           593,036
    Less: Accum. depreciation                 (395,555)          78,752   (1e)                         (316,803)
                                             -----------     -----------                              ----------
        Net Fixed Assets                        411,281        (135,045)                                 276,236
                                             -----------     -----------                              ----------
Other Assets
    Goodwill                                  6,105,604                          (6,105,604)  (2)              -
    Less: Accum. amortization               (1,266,364)                           1,266,364   (2)              -
    Covenant not to compete                      81,991                             (81,991)  (2)              -
    Less: Accum. amortization                  (80,000)                              80,000   (2)              -
    Notes Receivable                                  -       1,937,250   (1b)                         1,937,250
    Receivable from related party                 5,000                                                    5,000
                                             -----------     -----------        -----------           ----------
        Total Other Assets                    4,846,231        1,937,250         (4,841,231)           1,942,250
                                             -----------     -----------        -----------           ----------
Total Assets                                $ 8,532,010     $  (338,306)        $(4,841,231)         $ 3,352,473
                                             ===========     ===========        ===========           ==========

                              OXFORD CAPITAL CORP.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                             AS OF DECEMBER 31, 1998
                                   (Continued)

                                                                Divested        Pro Forma
                                            Historical        Businesses        Adjustments             Pro Forma
                                           ------------      ------------      --------------          -----------

LIABILITIES AND
----------------
SHAREHOLDERS' EQUITY
---------------------
Current Liabilities:
    Bank overdraft                         $    243,478                                             $    243,478
    Accrued payroll payable                   1,990,649      (1,990,649)  (1e)                                 -
    Accounts payable                            127,358         (27,447)  (1e)                            99,911
    Accrued expenses                          3,136,944        (302,692)  (1e)                         2,338,889
                                                               (495,363)  (1d)
    Payroll taxes payable                     4,690,423        (363,612)  (1e)                         4,326,811
    Payable to related party                    920,269                                                  920,269
    Current portion of capital lease              5,201          (5,201)  (1e)                                 -
    Current portion of long-term debt            52,938                                                   52,938
    Note payable                              4,637,113      (4,500,000)  (1c)                           137,113
                                             -----------     -----------                              ----------
        Total Current Liabilities            15,804,374      (7,684,964)                               8,119,409
                                             -----------     -----------                              ----------
Capital Lease                                    15,408         (15,408)  (1e)                                 -
Long-term debt                                  456,307                                                  456,307
                                             -----------     -----------                              ----------
        Total Liabilities                    16,276,088      (7,700,372)                               8,575,716
                                             -----------     -----------                              ----------
Shareholders' Equity
    Common stock                                 10,335                                                   10,335
    Additional paid-in capital                1,393,204                                                1,393,204
    Retained deficit                        (9,147,618)        7,362,066  (1f)   (4,841,231)  (2)    (6,626,783)
                                             -----------     -----------         -----------         ----------
        Total Shareholders' Equity          (7,744,079)        7,362,066         (4,841,231)         (5,223,244)
                                             -----------     -----------         -----------         ----------
Total Liabilities and
Shareholders' Equity                        $ 8,532,009     $  (338,306)        $(4,841,231)         $ 3,352,472
                                             ===========     ===========         ===========         ==========

                              OXFORD CAPITAL CORP.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 1998

                                                                Divested          Pro Forma
                                            Historical        Businesses        Adjustments             Pro Forma
                                           ------------      ------------      -------------           -----------

Revenues:
    Management fees                        $    180,000                                            $    180,000
    Employee leasing revenue                 54,211,559     (54,208,899)  (3)                             2,660
                                             -----------     -----------                              ----------
        Total revenues                       54,391,559     (54,208,899)                                182,660

Cost of sales                                51,824,453     (51,824,453)  (3)                                 -
                                             -----------     -----------                              ----------
    Gross profit                              2,567,105      (2,384,445)                                182,660
                                             -----------     -----------                              ----------
Operating expenses:
    General and administrative                2,212,395      (1,801,475)  (3)       (35,370)  (4)       375,550
    Marketing and sales                         720,120        (719,224)  (3)
                                             -----------     -----------          -----------         ----------

    Total operating expenses                  2,932,515      (2,520,699)            (35,370)            376,446
                                             -----------     -----------          -----------         ----------
Operating loss                                (365,410)          136,254             35,370            (193,786)
                                             -----------     -----------          -----------         ----------
Other income (expense)
    Interest income                                                                   72,647  (5)        72,647
    Interest expense                          (207,662)           23,536  (3)        180,000  (6)        (4,127)
    IRS penalties and interest                (154,097)                              154,097  (7)             -
    Amortization                              (313,358)          313,358  (3)                                 -
    Depreciation                               (73,733)           70,130  (3)                            (3,603)
                                             -----------     -----------          -----------         ----------
                                              (748,850)          407,023             406,744             64,917
                                             -----------     -----------          -----------         ----------
Net loss                                  $ (1,114,260)     $    543,277        $    442,114        $  (128,869)
                                             ===========     ============         ===========         ==========


                              OXFORD CAPITAL CORP.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE YEAR MONTHS ENDED JUNE 30, 1998

                                                                Divested          Pro Forma
                                            Historical        Businesses        Adjustments             Pro Forma
                                           ------------      ------------      -------------           -----------

Revenues:
    Management fees                        $    569,167                                            $    569,167
    Employee leasing revenue                 81,937,381     (81,915,330)  (3)                            22,051
                                             -----------     -----------                              ----------
        Total revenues                       82,506,548     (81,915,330)                                591,218

Cost of sales                                78,146,881     (78,146,881)  (3)                                -
                                             -----------     -----------                              ----------
    Gross profit                              4,359,667      (3,768,449)                                591,218
                                             -----------     -----------                              ----------
Operating expenses:
    General and administrative                4,726,014      (3,032,090)  (3)      (757,696)  (4)       936,228
    Marketing and sales                         519,170        (488,920)  (3)       (27,224)  (4)         3,026
                                             -----------     -----------        ------------          ----------
    Total operating expenses                  5,245,184      (3,521,010)           (784,920)            939,254
                                             -----------     -----------        ------------          ----------
Operating loss                                (885,517)        (247,439)            784,920            (348,036)
                                             -----------     -----------        ------------          ----------
Other income (expense)
    Other income                                 43,554         (43,554)  (3)                                 -
    Interest income                                                                  145,294  (5)       145,294
    Interest expense                          (425,999)           68,466  (3)        357,533  (6)             -
    IRS penalties and interest                (634,145)                              634,145  (7)             -
    Amortization                              (715,257)          715,257  (3)                                  -
    Depreciation                              (139,766)          128,965  (3)                           (10,802)
                                             -----------     -----------        ------------          ----------
                                            (1,871,613)          869,134           1,136,972            134,492
                                             -----------     -----------        ------------          ----------
Net loss                                   $(2,757,130)       $  621,695         $ 1,921,892         $ (213,544)
                                             ===========     ===========        ============          ==========


                              OXFORD CAPITAL CORP.
         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Pro Forma Adjustments

(1) Adjustment to record (1) elimination of net assets sold, consisting of assets transferred less liabilities assumed, (2) receipt of consideration for net assets sold, consisting of cash, a note payable and the assumption of a note payable and certain accounts payable, and (3) a reduction in retained deficit in an amount equal to the excess of the consideration received over the net assets sold:

                     Cash                                    645,750 (a)
                     Note Receivable                       1,937,250 (b)
                     Note payable assumed                  4,500,000 (c)
                     Accounts payable assumed                495,363 (d)
                              Net assets sold                        216,297 (e)
                              Retained deficit                     7,362,066 (f)

(2)  Adjustments to eliminate good will associated with the divested businesses.

(3) Adjustment to eliminate revenues and expenses attributable to divested businesses.

(4) Adjustment to reduce certain expenses, such as travel expenses and professional fees, to the lower level associated with the remaining operations.

(5) Adjustment to reflect interest income on the notes received as part of the consideration paid to the company in connection with the completed and pending asset sales.

(6) Adjustment to reduce interest expense attributable to debt obligations assumed by the acquirer.

(7) Adjustment to eliminate IRS penalties and interest attributable to a pending sale of a business. The related obligation to the IRS which is not being assumed by the acquirer is not eliminated from the pro forma consolidated balance sheet as of December 31, 1998; however, the expense is eliminated from the pro forma consolidated statements of operations since it would not have been incurred by the remaining entity.